MERRILL LYNCH
FEDERAL
SECURITIES TRUST













FUND LOGO














Quarterly Report

November 30, 1996

Officers and Trustees
Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Teresa L. Giacino, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH FEDERAL SECURITIES TRUST



DEAR SHAREHOLDER


Economic Environment
After exhibiting strong growth in the second quarter, US economic activity moderated in the third quarter as gross domestic product
(GDP) was reported to have risen at a 2.0% rate. Consequently, the US bond market staged a momentous rally during the period, as investor fears of a rapidly expanding economy subsided. The US economy is currently enjoying its most favorable environment in more than two decades. Inflation is at its lowest rate in more than 30 years, the unemployment rate is near its lowest level in 23 years, and the US Federal budget deficit is at a 22-year low.

The November 1996 US election results provided a favorable backdrop to the bond market rally during the November quarter. The Republican/Democrat split in Government reassured investors that a system of checks and balances should prevail over any future course of fiscal policy. Meanwhile, several sectors of the economy slowed noticeably from their second-quarter strength. Housing demand has slackened. New housing starts and permits fell in October to their lowest level in more than 12 months. In addition, job growth slowed as well. Non-farm payroll growth, which averaged 240,000 new jobs through the first eight months of 1996, slowed to an average of 113,000 new jobs over the last three months through November. As a result, the unemployment rate rose slightly in November to 5.4%. Rising wages, which unsettled the bond market throughout much of 1996, apparently have had no inflationary impact on the US economy. Although hourly earnings are higher, rising at a 3.5% rate on a year-over-year basis through November, the core consumer price index still continues to run at a 30-year low, rising just 2.6% on a year-over-year basis. More importantly, wholesale inflation is actually decelerating. The core producer price index has risen just 0.9% on a year-over-year basis through October after rising 2.5% at the start of the year.

While some sectors of the US economy have slowed, overall economic activity is far from weak and remains on a moderate non-inflationary growth path. Despite some investor speculation that the Federal Reserve Board will ease monetary policy early next year to thwart impending recessionary conditions in 1997, we expect fourth-quarter GDP growth to be similar to third-quarter growth and believe that a recessionary outlook is too premature. At this point, we do not see any overt influences altering the current track of economic growth. As such, we expect the Federal Reserve Board to refrain from changing monetary policy during the remainder of this year and into early 1997.

Portfolio Strategy
In our August report to shareholders, we expressed the view that real interest rates (adjusted for inflation) were attractive and that the portfolio was fully invested. Over the past November quarter, there was a significant downward movement in interest rates as investors became more comfortable with a slowing economy and continued subdued inflation. Two-year Treasury note yields declined by 75 basis points (0.75%) to end the quarter at 5.58%. Five-year and ten-year Treasury note yields were both lower by approximately 90 basis points, ending the quarter at 5.83% and 6.05%, respectively. Surprisingly, short-term interest rates (those of less than six months) were lower by less than 25 basis points, reflecting a further flattening of the yield curve.

With the significant change in interest rates during the November quarter, it follows that longer-term securities would outperform those with shorter maturities. Two-year, five-year and ten-year Treasury note returns were +2.87%, +5.31% and +8.07%, respectively. Also, with a significant rally Treasury securities generally outperform mortgage-backed securities (MBS) as prepayment concerns over refinancing activity serves to dampen price appreciation on MBS. This is especially true for a short time period as price changes are immediate and the yield advantage of MBS comes over time. However, high-quality, high-yielding MBS have been in demand recently, causing yield spreads to tighten compared to Treasury securities. For the quarter, while a Federal Home Loan Mortgage Corporation (FHLMC) 6% MBS returned +7.29%, the ten-year Treasury return was +8.07%. However, for the year-to-date, the FHLMC 6% MBS has a better return, +4.15% as compared to +2.20% for the Treasury issue. FHLMC 7.50% MBS outperformed the five-year Treasury bond for both the quarter (+5.59% as compared to +5.31%, respectively) and year-to-date (+5.92% as compared to +3.54%, respectively).

The investor demand for MBS will probably continue into 1997 as yields are attractive relative to similar maturities in Treasury securities and corporate securities, and prepayment concerns have diminished. Therefore, the portfolio is heavily weighted in MBS with 90% of net assets in that sector. As protection against prepayments in the MBS portion of the portfolio, our main focus is in lower-coupon MBS (7.50% and lower) or higher-coupon seasoned MBS where the homeowner did not take advantage of prior refinancing incentives. Also, 7% of the portfolio's net assets is in FHLMC and Federal National Mortgage Association guaranteed multi-family securities where prepayment penalties protect against an unwanted refinancing. Treasury securities represent 6% of the portfolio's net assets, and the net cash position is 4%. These positions, along with the very high-coupon MBS (10%--13%), have short durations and help offset the longer durations of lower-coupon MBS.

With the dramatic decline in interest rates during the November quarter, we are approaching more neutral real interest rate levels for longer-term securities. However, the short end of the yield curve still seems out of line, and we continue to expect a steepening in the yield curve which would benefit MBS holdings. Going into 1997, we expect that yield and yield curve positioning will be the major components of incremental income.

In Conclusion
We thank you for your investment in Merrill Lynch Federal Securities Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager





December 31, 1996





PERFORMANCE DATA



About Fund Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                               12 Month    3 Month
                                                11/30/96  8/31/96   11/30/95   % Change    % Change
Class A Shares*                                   $9.68     $9.40     $9.72      -0.41%      +2.98%
Class B Shares*                                    9.68      9.40      9.71      -0.31       +2.98
Class C Shares*                                    9.68      9.40      9.71      -0.31       +2.98
Class D Shares*                                    9.68      9.40      9.71      -0.31       +2.98
Class A Shares--Total Return*                                                    +6.46(1)    +4.72(2)
Class B Shares--Total Return*                                                    +5.75(3)    +4.53(4)
Class C Shares--Total Return*                                                    +5.70(5)    +4.51(6)
Class D Shares--Total Return*                                                    +6.30(7)    +4.66(8)
Class A Shares--Standardized 30-day Yield          5.97%
Class B Shares--Standardized 30-day Yield          5.46%
Class C Shares--Standardized 30-day Yield          5.41%
Class D Shares--Standardized 30-day Yield          5.73%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.647 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.572 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.567 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.622 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.157 per share ordinary income dividends.



PERFORMANCE DATA (continued)


Performance Summary--Class A Shares***
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.16       $9.08          --          $0.129          + 0.54%
1995                                 9.08        9.78          --           0.665          +15.46
1/1/96--11/30/96                     9.78        9.68          --           0.573          + 5.20
                                                                           ------
                                                                     Total $1.367

                                                   Cumulative total return as of 11/30/96: +22.13%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Trust outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*    % Change**
12/23/91--12/31/91                  $9.92       $9.94          --          $0.019          + 0.39%
1992                                 9.94        9.81          --           0.619          + 5.10
1993                                 9.81        9.98          --           0.481          + 6.73
1994                                 9.98        9.08          --           0.523          - 3.81
1995                                 9.08        9.77          --           0.592          +14.47
1/1/96--11/30/96                     9.77        9.68          --           0.507          + 4.58
                                                                           ------
                                                                     Total $2.741

                                                   Cumulative total return as of 11/30/96: +29.67%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.16       $9.07          --          $0.115          + 0.28%
1995                                 9.07        9.77          --           0.586          +14.53
1/1/96--11/30/96                     9.77        9.68          --           0.502          + 4.53
                                                                           ------
                                                                     Total $1.203

                                                   Cumulative total return as of 11/30/96: +20.05%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares***
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*    % Change**
9/28/84--12/31/84                   $9.38       $9.64        $0.022        $0.187          + 4.12%
1985                                 9.64        9.96         0.344         1.051          +19.93
1986                                 9.96        9.87         0.440         0.862          +13.36
1987                                 9.87        9.23         0.042         0.834          + 2.35
1988                                 9.23        9.07          --           0.849          + 7.67
1989                                 9.07        9.39          --           0.863          +13.64
1990                                 9.39        9.48          --           0.835          +10.43
1991                                 9.48        9.94          --           0.787          +13.75
1992                                 9.94        9.81          --           0.669          + 5.64
1993                                 9.81        9.98          --           0.532          + 7.27
1994                                 9.98        9.08          --           0.571          - 3.32
1995                                 9.08        9.77          --           0.641          +15.06
1/1/96--11/30/96                     9.77        9.68          --           0.551          + 5.07
                                                             ------        ------
                                                       Total $0.848  Total $9.232

                                                  Cumulative total return as of 11/30/96: +194.95%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Trust outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +5.09%         +0.88%
Inception (10/21/94)
through 9/30/96                            +9.00          +6.74
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                         +4.27%         +0.34%
Inception (12/23/91)
through 9/30/96                            +4.91          +4.91
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         +4.33%         +3.35%
Inception (10/21/94)
through 9/30/96                            +8.12          +8.12
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +4.82%         +0.63%
Five Years Ended 9/30/96                   +5.88          +5.02
Ten Years Ended 9/30/96                    +7.64          +7.20
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                                          Face       Interest             Maturity
Issue                                                    Amount        Rate                Date(s)              Value

US Government Obligations--6.36%
United States Treasury Notes                          $125,000,000     8.875    %         2/15/1999       $  133,281,250

Total US Government Obligations (Cost--$131,334,560)                                                         133,281,250

US Government Agency Mortgage-Backed Obligations*--89.71%

Federal Home Loan Mortgage Corporation                         725    10.00               7/01/2019                  794
Participation Certificates                              17,619,371    10.50          9/01/2000-9/01/2020      19,629,036
                                                         4,208,901    11.00          8/01/2010-9/01/2020       4,740,275
                                                         3,475,524    11.50          10/01/1998-6/01/2020      3,953,408
                                                         1,612,912    12.00          7/01/1999-6/01/2020       1,862,397
                                                         3,781,178    12.50          10/01/1999-7/01/2019      4,427,495
                                                         4,782,298    13.00          8/01/1999-2/01/2016       5,667,023

Federal Home Loan Mortgage Corporation                     422,210     6.00               4/01/2009              414,952
Participation Certificates--Gold Program                90,688,221     6.50          8/01/2010-6/01/2011      90,319,247
                                                       100,000,000     6.775(7)+++        11/01/2003         101,976,000
                                                       146,466,141     7.00          6/01/2010-12/01/2011    147,713,190
                                                         9,880,116     7.225(2)+++        11/01/1997           9,952,673
                                                        36,123,311     7.50          5/01/2009-9/01/2026      36,928,723
                                                        70,087,102     8.00          1/01/2007-9/01/2026      72,318,618
                                                        13,809,948     8.50          1/01/2025-7/01/2025      14,396,871
                                                         6,169,845    10.50         10/01/2020-12/01/2020      6,856,241

Federal Home Loan Mortgage                  Trust 134    2,281,995     9.00(1)            4/15/2022              568,354
Corporation REMICs**                        Trust 1220  99,530,244    10.00               2/15/2022           11,801,456

Federal National Mortgage Association                   88,491,618     6.50          12/01/2008-7/01/2026     85,886,042
Mortgage-Backed Securities                              81,120,828     7.00          6/01/2007-5/01/2026      80,877,238
                                                       274,438,096     7.50          5/01/2024-10/01/2026    277,644,430
                                                        47,985,655     8.00          6/01/2006-11/01/2026     49,419,157
                                                        73,746,008     8.50          5/01/2010-11/01/2025     76,833,514
                                                        33,079,828     8.50(3)            7/15/2023           34,285,753
                                                        26,751,528     9.50               3/01/2020           28,900,010
                                                            14,911    10.50               9/01/2000               15,913
                                                        39,958,978    11.00          2/01/2011-11/01/2020     45,440,551
                                                            99,646    11.50          1/01/2015-6/01/2015         114,001
                                                         2,024,853    13.00          8/01/2010-6/01/2015       2,413,362

Federal National Mortgage                   93-123-S    15,529,411     8.75468++          7/25/2000           15,286,764
Association REMICs**                        94-M1-IO    79,340,549     0.87000(1)+++      10/25/2003           3,353,378
                                            94-M4-A     23,680,114     9.03498+++         8/25/2026           24,690,219

Government National Mortgage Association                10,711,000     6.50          1/15/2026-6/15/2026      10,413,020
Mortgage-Backed Securities                              90,243,431     7.00          4/15/2023-12/15/2025     89,708,301
                                                       242,607,713     7.50          1/15/2007-9/15/2026     246,284,487
                                                       182,525,481     8.00          5/15/2023-9/15/2026     188,394,398
                                                        19,916,608     8.50          6/15/2021-3/15/2026      20,800,308
                                                        59,156,312    10.00         12/15/2015-12/15/2021     65,237,923
                                                           316,222    10.50          10/15/2014-4/15/2021        354,759
                                                               868    11.00               1/15/2016                  991
                                                            11,441    11.50          8/15/2013-4/15/2015          13,261

Total US Government Agency Mortgage-Backed Obligations (Cost--$1,852,705,756)                              1,879,894,533

SCHEDULE OF INVESTMENTS (concluded)
Face Amount                                         Issue                                                       Value

Repurchase Agreements***--3.82%
$ 80,000,000                 Nikko Securities Co., purchased on 11/27/1996 to yield 5.40%
                             to 12/03/1996                                                                $   80,000,000

                             Total Repurchase Agreements (Cost--$80,000,000)                                  80,000,000

US Government & Agency Discount Obligations****--4.38%

  40,000,000                 Federal Home Loan Bank, 5.20% due 12/16/1996                                     39,919,111
  52,000,000                 Federal Home Loan Mortgage Corporation, 5.21% due 12/11/1996                     51,932,270

Total US Government & Agency Discount Obligations (Cost--$91,851,381)                                         91,851,381
                    Nominal Value                                              Strike
                  Covered by Options                                            Price

Options Purchased--0.10%
Call Options      $152,732,135      Federal Home Loan Mortgage Corporation--
Purchased                           Gold Program, 15-year, 7%                    100     November 1996(4)      2,163,023
                    99,578,723      Government National Mortgage Association,
                                    30-Year, 6% Adjustable Rate Mortgage(6)      100       9/20/2011(5)           24,895

Total Options Purchased (Cost--$3,080,777)                                                                     2,187,918

Total Investment (Cost--$2,158,972,474)--104.37%                                                           2,187,215,082

Options Written--0.00%

Put Options         99,578,723      Government National Mortgage Association,
Written                             30-Year, 6% Adjustable Rate Mortgage(6)      100       9/20/2011(5)         (139,410)

Total Options Written (Premium Received--$0)                                                                    (139,410)

Total Investments, Net of Options Written (Cost--$2,158,972,474)--104.37%                                  2,187,075,672
Liabilities in Excess of Other Assets--(4.37%)                                                               (91,520,017)
                                                                                                          --------------
Net Assets--100.00%                                                                                       $2,095,555,655
                                                                                                          ==============

Net Asset                Class A--Based on net assets of $240,028,291 and 24,799,534
Value:                            shares of beneficial interest outstanding                               $         9.68
                                                                                                          ==============
                         Class B--Based on net assets of $865,426,458 and 89,440,755
                                  shares of beneficial interest outstanding                               $         9.68
                                                                                                          ==============
                         Class C--Based on net assets of $24,714,113 and 2,554,173
                                  shares of beneficial interest outstanding                               $         9.68
                                                                                                          ==============
                         Class D--Based on net assets of $965,386,793 and 99,775,492
                                  shares of beneficial interest outstanding                               $         9.68
                                                                                                          ==============

 (1)Represents the interest only portion of a mortgage-backed obligation.
 (2)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
 (3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 (4)The option is callable from this date.
 (5)Represents European style options which can be exercised only on the expiration date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA 30-year, 6% Adjustable Rate Mortgage pools as of September 20, 2011. For this commitment, the Trust receives a net .12% per annum based on the nominal value covered by the options.
 (6)Adjustable Rate Security. The interest rate resets annually at the one-year CMT rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
 (7)Represents balloon mortgages that amortize on a 30-year schedule and have seven-year maturities.
  ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of November 30, 1996.
 +++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums. *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  **Real Estate Mortgage Investment Conduits (REMICs).
 ***Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
****Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Trust.
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